EXHIBIT 32.1

                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Williams Industries, Incorporated (the "Company") on Form 10-K for the year ending July 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank E. Williams, III, the Chairman, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 24, 2003    By: /S/ Frank E. Williams, III
                         -------------------------------
                         Frank E. Williams, III
                         Chairman of the Board,
                         President,
                         Chief Executive Officer,
                         Chief Financial Officer